Exhibit 10.79

Execution Version

SECOND AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT

This SECOND Amendment TO MASTER LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 23, 2025, by and among AARON’S RECEIVABLES, LLC, a Delaware limited liability company (“Borrower”), each of the lenders party to the Loan Agreement (defined below) (individually, each a “Lender” and collectively, the “Lenders”) and BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP COMMERCIAL FUNDING TRUST III, a Delaware statutory trust, for itself and for no other series of BP COMMERCIAL FUNDING TRUST III, as administrative agent (in such capacity, “Administrative Agent”).

Recitals

A.Borrower, Lenders and Administrative Agent, entered into that certain Master Loan and Security Agreement, dated as of October 2, 2024 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, the “Loan Agreement”);

B.Borrower has requested that Administrative Agent and Lenders amend certain provisions of the Loan Agreement, and Administrative Agent and Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement, as amended by this Amendment.

2.Amendments to Loan Agreement.

2.1Effective as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“CCF” means CCF Holdings LLC, a Delaware limited liability company.

“Katapult” means Katapult Holdings, Inc., a Delaware corporation.

“Katapult Intermediate” means Katapult Intermediate Holdings III, LLC, a Delaware limited liability company.

“Katapult Merger Agreement” means that certain Agreement and Plan of Merger Agreement, dated on or about October 23, 2025, by and among Katapult, Katapult Merger Sub 1, Inc., Katapult Merger Sub 2, LLC, CCF, and Holdings, substantially in the form of the attached Exhibit L.

“Katapult Merger Transaction” means the consummation of and the satisfaction of all conditions precedent to the merger of newly formed Subsidiaries of Katapult to be formed in connection with such merger with and into each of (a) CCF and (b) Holdings, and any related restructuring transactions as described in the Katapult Merger Agreement.

2.2Effective as of the date hereof, each of the following definitions set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that following the Katapult Merger Transaction, except for purposes of the definitions of “Affiliated Lender” and “Debt Fund Affiliate”, and Sections 5.7, 6.2(g) and 6.3, (i) CCF and its Subsidiaries, and (ii) Katapult Intermediate and its Subsidiaries shall not be deemed to be Affiliates of Holdings and its Subsidiaries.

“Change of Control” means:

(a)prior to the Katapult Merger Transaction, the failure of (x) the Permitted Holders, individually or taken as a whole, to own, directly or indirectly, beneficially and of record, (i) at least 51% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of KMJ (in either case as determined on a fully diluted basis) and (ii) at least 51% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Holdings (as determined on a fully diluted basis and (y) the Key Persons, individually or taken as a whole, to control, on a day to day basis, a majority of the board of directors or managers of each of KMJ, IQV Holdco, Holdings and Aaron’s Parent;

(b)prior to the Katapult Merger Transaction, the failure of KMJ to own, directly, beneficially and of record, free and clear of all Liens, at least 80% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of IQV Holdco (as determined on a fully diluted basis);

(c)during the 24-month period following the Katapult Merger Transaction, a majority of the board of directors of Katapult ceases to be members of the board of directors that were in existence at the start of such 24-month period;

(d)(i) prior to the Katapult Merger Transaction, the failure of IQV Holdco to own, directly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent and Liens in favor of the Inventory ABL Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Holdings (as determined on a fully diluted basis), other than any Equity Interests represented by any management incentive, equity plan or membership or profits interests in respect of the same, and (ii) following the Katapult Merger Transaction, the failure of Katapult to own, directly or indirectly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent and Liens in favor of the Inventory ABL Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Holdings (as determined on a fully diluted basis), other than any Equity Interests represented by any management incentive, equity plan or membership or profits interests in respect of the same;

(e)the failure of Holdings to own, directly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent and Liens in favor of the Inventory ABL Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Aaron’s Parent (as determined on a fully diluted basis);

(f)the failure of Aaron’s Parent to own, directly or indirectly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent, Liens in favor of the Inventory ABL Facility Agent, and Liens in favor of the Lease Overadvance Credit Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of SPE Holdco (as determined on a fully diluted basis); or

(g)the failure of SPE Holdco to own, directly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Administrative Agent for the benefit of the Secured Parties and Liens in favor of the Lease Overadvance Credit Facility Agent), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Borrower (as determined on a fully diluted basis).

Further, the consummation of the Katapult Merger Transaction shall not be deemed to be a Change of Control.

2.3Effective as of the date hereof, the Loan Agreement is hereby amended by adding a new Exhibit L in the form of Exhibit L attached hereto.

3.No Waiver, Ratification, Further Assurances and Consent.

3.1Nothing contained in this Amendment, or any other communication among Administrative Agent, Lenders, Borrower or Guarantor shall be construed as a waiver by Administrative Agent or Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among the Borrower and/or Guarantor, Administrative Agent and/or Lenders, or of any similar future transaction and the failure of Administrative Agent and/or Lenders at any time or times hereafter to require strict performance by the Borrower and Guarantor of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and/or Lenders to thereafter demand strict compliance therewith.  Except as expressly set forth herein, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either:  (i) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any other Loan Documents, each as amended hereby, (ii) amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of Borrower or Guarantor under the Loan Agreement or any other Loan Documents or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Agreement, any other Loan Documents or any other contract or instrument.

3.2This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect.

3.3Borrower confirms that all of its obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.

3.4Borrower and Administrative Agent agree that at any time and from time to time, upon the written request of the other, it will execute and deliver such further documents and do such further acts and things as the other may reasonably request in order to effect the purposes of this Amendment and the Loan Documents.

4.Conditions Precedent to Effectiveness of Amendment.  The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent.  The determination as to whether each condition has been satisfied shall be made by Administrative Agent in its sole discretion.

4.1Administrative Agent shall have received this Amendment, duly executed by Borrower, Lenders and Administrative Agent;

4.2The representations and warranties contained or incorporated herein shall be true and correct;

4.3Administrative Agent shall have received such additional documents, instruments and information as Administrative Agent may reasonably request; and

4.4Borrower shall have paid to Administrative Agent, on behalf of itself and Lenders, all fees, costs and expenses due and owing to Administrative Agent and Lenders as of the date hereof (including the costs of any counsel to the Administrative Agent), in each case, to the extent an invoice therefor has been delivered to Borrower at least one (1) Business Day prior to the closing of this Amendment.  All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

5.Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lender as follows:

5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement, as amended by this Amendment, are true, accurate and complete in all material respects (without duplication of any materiality qualifier therein) as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (b) no Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event has occurred and is continuing, (c) Borrower is in good standing under the laws of its jurisdiction of formation, (d) no amendment, modification or other change has been made to (i) the articles of organization (or other applicable charter document), or (ii) the operating agreement (or other applicable document) of Borrower, and (e) the execution, delivery and performance of this Amendment by Borrower has been duly authorized by all necessary limited liability company action;

5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.4This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Miscellaneous.

6.1Integration.  This Amendment and the Loan Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

6.2Severability.  If any term or provision of this Amendment is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

6.3Successors and Assigns. Subject to Section 11.6 of the Loan Agreement, this Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent and Lenders and their respective successors and permitted assigns, except that Borrower shall not have the right to assign any rights hereunder or any interest herein without Administrative Agent’s and the Lenders’ prior written consent.

6.4WAIVER OF JURY TRIAL. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Amendment SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AGREEMENT.

6.5No Oral Agreements.  Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

6.6Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.

7.Release.  BORROWER, TOGETHER WITH ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  ADMINISTRATIVE AGENT AND LENDERS AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY THAT ANY OF THE RELEASORS

MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN EACH CASE, TO THE EXTENT ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF AND ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.  RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY OR PURPORTED TO BE RELEASED HEREBY AND ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

AARON’S RECEIVABLES, LLC,
a Delaware limited liability company

By:	/s/ Russell Falkenstein
Name:	Russell Falkenstein
Title:	EVP, Chief Financial Officer

ADMINISTRATIVE AGENT:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS A LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS A LENDER:

SYNOVUS BANK

By:	/s/ Jonathan Edwards
Name:	Jonathan Edwards
Title:	President, Specialty Finance Division

CLASS B-1 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS B-1 LENDERS:

MGG Canada Fund LP
MGG SF Drawdown Unlevered Offshore III SPV S.a.r.l.
MGG SF Drawdown Unlevered Fund IV (Luxembourg) SCSp
Evergreen Cardinal Fund LP
MGG SF Evergreen Master Fund (Cayman) LP
MGG SF Evergreen Unlevered Fund LP
MGG SF Evergreen Unlevered Fund 2020 LP
MGG SF Evergreen Fund (Luxembourg) SCSP SICAV-RAIF
MGG Offshore Funding I LLC
MGG Onshore Funding II LLC
MGG Onshore Funding III LP
MGG Onshore Funding IV LLC
MGG SF Drawdown Unlevered Master Fund IV (Cayman) LP
MGG SF Evergreen Unlevered Master Fund II (Cayman) LP

By:	MGG INVESTMENT GROUP LP, on behalf of each of the above, as Authorized Signatory

By:	MGG GP, LLC, its general partner

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO

CLASS B-1 LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

PATHLIGHT CAPITAL Evergreen Fund LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

CLASS B-2 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS B-2 LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

PATHLIGHT CAPITAL Evergreen Fund LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

CLASS C LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS C LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director

PATHLIGHT CAPITAL Evergreen Fund LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:	/s/ Christopher A. Arnold
Name:	Christopher A.Arnold
Title:	Managing Director